Offerings - Offering: 1	Aug. 15, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	48,600
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 48,600,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 7,173.36
Offering Note	Fee per Rule 457(r)